UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2018
American Finance Trust, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland	000-55197	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 Park Avenue, 4th Floor
New York, New York 10022

(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (212) 415-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.   Other Events
Commencement of Tender Offers
On February 15, 2018, MacKenzie Capital Management, LP and certain of its affiliates (collectively, “MacKenzie”) commenced an unsolicited offer (the “MacKenzie Offer”) to stockholders of American Finance Trust, Inc. (the “Company”) to purchase up to 1,000,000 shares of the Company’s common stock, par value $0.01 per share (“Shares”), at a price of  $13.66 per Share in cash, less any distributions paid by the Company after January 31, 2018 on the Shares that are tendered. The expiration date of the MacKenzie Offer is March 22, 2018 (unless extended).
The Company’s board of directors (the “Board”) believes that the MacKenzie Offer is not in the best interests of stockholders. This belief is based on, among other things, the most recent estimated net asset value per Share (the “Estimated Per-Share NAV”) of  $23.37 as of December 31, 2016 approved by the Board on March 17, 2017. The purchase price in the MacKenzie Offer is $9.71 per Share, or 42%, lower than the Estimated Per-Share NAV. In addition, MacKenzie will reduce the actual price paid for tendered Shares by any distributions paid on such Shares by the Company after January 31, 2018, which are currently paid at a rate of  $1.30 per year per Share. As a result, if a stockholder tenders its Shares to MacKenzie, the per Share price the stockholder will actually be paid will be at least $0.216 less than the MacKenzie Offer price of  $13.66. Thus, a stockholder should expect to receive no more than $13.46 per share from MacKenzie should it tender its Shares in the MacKenzie Offer. The actual amount could be less depending on when MacKenzie accepts the tendered Shares. The Board also believes that the MacKenzie Offer avoids important investor protections, including the stockholder’s right to withdraw or rescind the stockholder’s tender, even if the MacKenzie Offer is extended. As a result, once MacKenzie receives a stockholder’s tender, such tender is irrevocable.
In order to deter MacKenzie and other potential future bidders that may try to exploit the illiquidity of the Shares and acquire them from the Company’s stockholders at prices substantially below their Estimated Per-Share NAV, on February 15, 2018, the Company commenced a self-tender offer (the “Company Offer”) for up to 1,000,000 Shares at a price of  $14.35 per Share. The Company Offer will be paid in cash, less the withholding of any applicable taxes and without interest, as further described in the Offer to Purchase, the Letter of Transmittal and other related materials filed with the Securities and Exchange Commission (the “SEC”) by the Company as exhibits to an issuer tender offer statement on Schedule TO. Unless extended or withdrawn, the Company Offer will expire at 11:59 p.m., Eastern time, on March 27, 2018. Upon expiration, payment for the Shares accepted for purchase in the Company Offer will occur promptly in accordance with applicable law. Unlike the MacKenzie Offer, the Company Offer price will not be reduced by any distributions paid on the Shares that a stockholder tenders. However, the Board believes that the offer price under the Company Offer is still well below the current Estimated Per-Share NAV of the Shares. The Company Offer provides stockholders who desire immediate liquidity an alternative to the MacKenzie Offer at a 5.1% premium to the MacKenzie Offer price.
Because the offer price under the Company Offer is still well below the current Estimated Per-Share NAV of the Shares, the Company’s board of directors recommends that stockholders DO NOT tender their Shares in the Company Offer or the lower MacKenzie Offer.
The Board acknowledges that each stockholder must evaluate whether to tender his or her Shares in either the Company Offer or the MacKenzie Offer and that, because there is no trading market for the Shares, an individual stockholder may determine to tender based on, among other considerations, such stockholder’s individual liquidity needs. In addition, the Board believes that in making a decision as to whether to tender Shares in either offer, each stockholder should keep in mind that (a) the Board has the right to amend, suspend or terminate the Company’s share repurchase program (“SRP”) at any time (which program has significant limitations and is suspended during the Company Offer in accordance with applicable securities laws), (b) the Board has the right to amend, extend or, upon certain specified conditions, terminate the Company Offer and (c) the Board makes no assurances with respect to (i) future distributions (which can change periodically) or (ii) the timing of providing liquidity to the stockholders. The Company expects to publish a new Estimated Per-Share NAV as of December 31, 2017 on or around March 20, 2018. There can be no assurance as to whether the new Estimated Per-Share NAV will be higher or lower than the current Estimated Per-Share NAV.

On or about February 15, 2018, the Company began mailing a letter to its stockholders with respect to the foregoing recommendations and other matters related to the MacKenzie Offer and the Company Offer (the “Stockholder Letter”), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The Company Offer is further described in, and will be conducted in accordance with the terms and conditions set forth in, the Offer to Purchase, the Letter of Transmittal and other related materials that are being mailed to stockholders together with the Stockholder Letter. Each stockholder must make his, her or its own decision whether to tender Shares and how many Shares to tender. In doing so, the Company urges stockholders to read carefully the information in or incorporated by reference into the Offer to Purchase, the Letter of Transmittal and other related materials that are filed with the SEC by the Company as exhibits to an issuer tender offer statement on Schedule TO. Questions and requests for assistance or requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other related materials may be directed to Company’s Investor Relations department by calling (866) 902-0063. The Company will promptly furnish to stockholders additional copies of the materials at its own expense.
Share Repurchase Program
The Board has suspended the SRP. The Company will not accept any repurchase requests under the SRP during the pendency of the Company Offer.
Forward-Looking Statements
The foregoing contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, the Company’s results of operations, financial position and the Company’s business outlook, business trends and other information are forward-looking statements. When used in this Current Report on Form 8-K, the words “estimate”, “anticipate”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “seek”, “approximately” or “plan”, or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. Stockholders can also identify forward-looking statements by discussions of strategy, plans or intentions of management.
Forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The Company’s expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K. Such risks, uncertainties and other important factors include, among others, the risks and uncertainties described under the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. The Company cautions stockholders not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01.   Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description
99.1	Letter to Stockholders dated February 15, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
American Finance Trust, Inc.
Date: February 15, 2018	By:	/s/ Edward M. Weil, Jr.

Name:
Edward M. Weil, Jr.

Title:
Chairman, Chief Executive Officer and President